                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 3, 2005

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-18183                41-1590959
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

               512 SEVENTH AVENUE                                  10018
               NEW YORK, NEW YORK                                (Zip Code)
    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On January 3, 2005, the Board of Directors of the Company elected Pieter
Deiters to serve as a member of the Board of Directors.

                                      -2-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                G-III APPAREL GROUP, LTD.

Date: January 6, 2005                           By: /s/ Wayne Miller
                                                    ------------------------
                                                    Name:  Wayne S. Miller
                                                    Title: Chief Financial and
                                                           Operating Officer